Exhibit B.1

Supplier Milestones

1.

Commence achieving Ex Works status for Towers.

2.

Commence shipping of Towers.

3.

Commence achieving Ex Works status for Blade Sets, Turbine Nacelles and Hubs.

4.

Commence shipping of Blade Sets, Turbine Nacelles and Hubs.

5.

Complete deliveries of Towers.

6.

Complete deliveries of Blade Sets, Turbine Nacelles and Hubs.

7.

Completion of Commissioning of Wind Turbines.

8.

SCADA Completion.

9.

Final Completion.

Exhibit B.2

Project Schedule

Project Milestone	Responsible Party	Completion Date
Provide storage and laydown areas and access thereto at Project Site for Turbine Equipment and tools	Buyer	4 weeks prior to the first Anticipated Delivery Date
Completion of site calibration for Power Curve Testing	Buyer	Prior to erection of first Tower
Anticipated Delivery Dates Group 1: Qty. Nine (9) Wind Turbines and Towers Group 2: Qty. Nine (9) Wind Turbines and Towers	Supplier	Group 1: Week of 8/27/07 Group 2: Week of 9/10/07
Guaranteed Delivery Dates Group 1: Qty. Nine (9) Wind Turbines and Towers Group 2: Qty. Nine (9) Wind Turbines and Towers	Supplier	Group 1: 9/28/07 Group 2: 10/12/07
Permanent Grid Energization	Buyer	10/1/07
Commence erection and installation of Wind Turbines	Buyer	Week of 10/1/07
Complete installation of Fiber Optic Cable to Server	Buyer	On or before Mechanical Completion of the first Wind Turbine
Mechanical Completion of Wind Turbines Group 1: Qty. Nine (9) Wind Turbines Group 2: Qty. Nine (9) Wind Turbines	Buyer	Group 1: 10/12/07 Group 2: 10/26/07
Commissioning Completion of Wind Turbines	Supplier	Seven (7) Business Days after Mechanical Completion of the relevant Wind Turbine, subject to Section 3.9 of the Agreement
Terminate SCADA fiber optic cables	Supplier	Not later than five (5) days after Commissioning Completion of the relevant Wind Turbine
Connectivity of SCADA fiber optic cables	Buyer	Not later than five (5) days after Commissioning Completion of the relevant Wind Turbine or string of Wind Turbines required for connectivity
SCADA Connectivity to Wind Turbine	Supplier	Not later than ten (10) days after Connectivity of SCADA fiber optic cables but conditioned on connectivity through other Wind Turbine on the string
SCADA Completion	Supplier	45 days after Commissioning Completion of the last Wind Turbine
Final Completion	Supplier	60 days after Commissioning Completion of the last Wind Turbine
Completion of Punchlist Items	Supplier	60 days after Final Completion